UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported):   June 6, 2005



                            Capitol First Corporation
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


           Nevada                       0-23450                 88-0361144
----------------------------          -----------            ------------------
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)


7100 W. Camino Real Boulevard, Suite 402, Boca Raton, FL           33433
--------------------------------------------------------         ----------
        (Address of principal executive offices)                 (Zip Code)


                                 (561) 417-7115
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

         On June 6, 2005, Capitol First Corporation issued a press release announcing that its stockholders approved a 1-for-2,000 reverse stock split and that the reverse stock split will become effective at midnight tonight, June 7, 2005. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits.

      (a)   Exhibits.

            99.1 Capitol First Corporation's press release, dated June 6, 2005, relating to the approval by its stockholders of the reverse stock split.


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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       CAPITOL FIRST CORPORATION


Date:   June 6, 2005                   By: /s/ ASHLEY BLOOM
                                           -------------------------------------
                                           Name:  Ashley Bloom
                                           Title: Acting Chief Executive Officer
                                                  and Acting President



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